Supplement to the
Fidelity® Variable Insurance Products
Initial Class, Service Class,
and Service Class 2
Growth Opportunities Portfolio
April 30, 2006
Prospectus

The Board of Trustees of VIP Growth Opportunities Portfolio has approved changes to the fund's investment policy and benchmark index. The fund is expected to adopt a large-cap growth investment strategy and change its benchmark index to the Russell 1000® Growth Index.

These changes will be timed to coincide with similar changes to the Fidelity Advisor Growth Opportunities Fund. Changes for both funds are scheduled to take effect on January 1, 2007.

VGO-06-02 December 1, 2006
1.797994.104